PAGE

IDS
Growth
Fund

1995 semiannual report

(Picture of icon: flower)

The goal of IDS Growth Fund, Inc. is long-term growth of capital.
The fund invests primarily in common stocks and securities convertible into common stocks.


Distributed by
American Express
Financial Advisors Inc.

PAGE

Going for growth

In the long run, a company's stock price usually reflects its business fortunes. Therefore, if a company thrives, its stock tends to follow suit. That's why many long-term investors, including Growth Fund, focus on growth stocks those of companies that enjoy rising sales and profits.
While there will be interruptions along the way, patient investors look forward to sharing in that same prosperity.

Contents

From the president                  3
From the portfolio manager          3
Ten largest holdings                5
Financial statements                6
Notes to financial statements       9
Investments in securities          17
Directors and officers             20
IDS mutual funds                   21

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        To our shareholders

(Picture of William R. Pearce)
William R. Pearce
President of the fund


(Picture of Mitzi Malevich)
Mitzi Malevich
Portfolio manager

From the president

All of the funds in the IDS MUTUAL FUND GROUP held shareholder meetings on Nov. 9, 1994. The meetings, which were well-attended, approved all of the proposals advanced by management. Among the proposals were:

- The election of directors and the selection of KPMG Peat Marwick LLP as independent auditors for each of the funds in the group.
- A new investment management agreement that will become effective for each fund when it begins offering multiple classes of shares, now planned to occur in March, 1995.
- A change in investment policy that will permit the fund to adopt a master/feeder structure if and when the board of each fund determines that it is in the best interest of shareholders. - And, finally, a change with respect to the number of "fundamental investment polices" that allows the board to modify them should it deem appropriate.

No other business was presented at the meeting, which was concluded by a report to shareholders from the American Express Financial
Corporation Investment Department.

Thanks to all of you for your effort in reviewing the proxy material and voting your proxies.

William R. Pearce

PAGE

From the portfolio manager

After losing considerable ground early in 1994, growth stocks mounted periodic comebacks in the second half of the year. The fund took full advantage of the improving environment, posting a return for the August 1994 through January 1995 period that was well above that of the average for growth mutual funds. During that time, the fund's advance also exceeded that of the broad stock market, as measured by the Standard & Poor's 500 Stock Index an unmanaged group of stocks commonly used to determine how stocks in general are performing. (As detailed in the accompanying table, much of the return for the past six months came in the form of a capital gain, which was declared last December and reduced the fund's net asset value by a like amount at that time.)

Continuing their pattern of recent years, growth stocks were volatile during the past six months, as rising interest rates and the strength of corporate profits produced a tug-of-war effect on the market as a whole. However, for this fund at least, the upturns outnumbered the downturns.
A perfect case in point was last summer, when a sharp decline in June was followed by a July/August surge that saw the fund gain more than 11%. It's that kind of rapid advance that points up the importance of taking a patient approach to investing and being willing to ride out the periodic dips in the road.

Selectivity pays off

The key to positive results during the past period was being invested in the right sectors within the growth stock group. Among the best-performing sectors were technology, telecommunications and health care, as well as large consumer-goods companies that derive a substantial portion of their business from foreign markets. To the fund's benefit, much of the portfolio was concentrated in those areas. Looking at specific stocks in the portfolio, Microsoft, Coca-Cola, Motorola and Home Depot were among those registering good gains.

As for changes to the portfolio structure, we gradually reduced our holdings of foreign stocks from about 15% last summer to about 6% at period-end.
Much of that reduction centered on Mexico, where we sold virtually all of our stocks once the peso was devalued and thereby avoided much of the subsequent downturn in that market. Aside from that, we essentially stayed with the same mix of holdings during the six months.

A better year for growth stocks?

As is usually the case, the trend of long-term interest rates in the U.S. probably will play a major role in how the stock market performs this year. When it becomes clear that rates have stopped their upward trend, we believe stocks should do well, or at least improve on their 1994 performance.
Growth stocks, which have been lackluster the past couple of years, appear to be in an excellent position to advance, particularly if economic growth slows down. We think the portfolio remains well-positioned for such an environment and, barring major developments, plan to stay with the successful strategies of recent months. This is in keeping with the fund's buy-and-hold investment approach, which we believe creates the best opportunity to take advantage of stock market advances.

Mitzi Malevich

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6-month performance
(All figures per share)

Net asset value (NAV)

Jan. 31, 1995        $  16.60

July 31, 1994        $  17.39

Decrease             $  (0.79)

Distributions
Aug. 1, 1994 - Jan. 31, 1995

From income          $   0.04

From capital gains   $   1.51

Total distributions  $   1.55

Total return*           +4.4%

* If you purchased shares in the fund during this period, your return also would have been affected by the sales charge, as described in the prospectus.

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                         IDS Growth Fund, Inc.

Your fund's ten largest holdings

Pie Chart: The ten holdings listed here make up 26.97% of the fund's net assets
_____________________________________________________________________________________

                                                       Percent of              Value
                                              (fund's net assets) (as Jan. 31, 1995)
_____________________________________________________________________________________
Coca-Cola                                                 3.10%       $31,500,000
The world's largest producer and distributor of soft drinks, concentrates and syrups.

HEALTHSOUTH Rehab                                          2.99        30,400,000
A fast-growing chain of hospitals and outpatient centers. The company specializes in patient rehabilitation that enables patients to return to a normal lifestyle as soon as possible after accidents, surgery or illness.

Tellabs                                                    2.93        29,850,000
Tellabs designs, manufactures and markets a broad range of products and equipment for use by telephone companies, the Bell System, specialized common carriers and other providers of telecommunication services.

Home Depot                                                 2.75            28,050,000

Home Depot sells a broad range of building materials and home-improvement products via retail warehouse stores. The company focuses on the do-it-yourselfer and home remodeler.

Royal Dutch Petroleum                                      2.75        27,968,750

Royal Dutch Petroleum Co., which includes Royal Dutch (the Dutch version) and
Shell Transport (the English version) is a major oil company.

Microsoft                                                  2.63            26,718,750

Microsoft has a leading franchise in microcomputer operating systems, DOS, Windows and Windows NT.

Oracle Systems                                             2.51            25,575,000

One of the largest independent vendors of database-management software. Oracle offers a wide variety of new products, enhancements and applications software, supported by excellent service.

Walt Disney                                                2.50            25,437,500
Disney is one of the premier entertainment companies and has two core businesses:
filmed entertainment and theme parks, and consumer products.

First Financial Management                                 2.43              24,700,000

A leading provider of information services, including processing credit card transactions and health-care claims.

United Healthcare                                          2.38            24,250,000

United Healthcare is a national leader in health-care cost management and is the largest publicly held operator of health maintenance organizations.

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              Financial statements

              Statement of assets and liabilities
              IDS Growth Fund, Inc.
              Jan. 31, 1995

_____________________________________________________________________________________________________________

              Assets
_____________________________________________________________________________________________________________
                                                                                                  (Unaudited)
Investments in securities, at value (Note 1)
   (identified cost $798,140,001)                                                              $1,044,210,492
Cash in bank on demand deposit                                                                      3,449,625
Receivable for investment securities sold                                                           1,411,952
Dividends and accrued interest receivable                                                             592,642
U.S. government securities held as collateral (Note 4)                                              3,773,711
_____________________________________________________________________________________________________________

Total assets                                                                                    1,053,438,422
_____________________________________________________________________________________________________________



              Liabilities
_____________________________________________________________________________________________________________

Payable for investment securities purchased                                                        16,239,052
Payable upon return of securities loaned (Note 4)                                                  18,764,711
Accrued investment management and services fee                                                        555,778
Accrued distribution fee                                                                               45,174
Accrued transfer agency fee                                                                           112,532
Other accrued expenses                                                                                100,048
_____________________________________________________________________________________________________________

Total liabilities                                                                                 35,817,295
_____________________________________________________________________________________________________________

Net assets applicable to outstanding capital stock                                             $1,017,621,127
_____________________________________________________________________________________________________________

          Represented by
_____________________________________________________________________________________________________________

Capital stock -- authorized 10,000,000,000 shares of $.01 par value;
   outstanding 61,296,645 shares                                                               $      612,966
Additional paid-in capital                                                                        773,814,246
Excess of distributions over net investment income                                                  (146,152)
Accumulated net realized loss (Note 1)                                                            (2,730,424)
Unrealized appreciation                                                                           246,070,491
_____________________________________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock                       $1,017,621,127
_____________________________________________________________________________________________________________
Net asset value per share of outstanding capital stock                                         $        16.60
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.

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              Financial statements

              Statement of operations
              IDS Growth Fund, Inc.
              Six months ended Jan. 31, 1995
_____________________________________________________________________________________________________________

              Investment income
_____________________________________________________________________________________________________________
                                                                                                  (Unaudited)
Income:
Dividends (net of foreign taxes withheld of $65,655)                                              $ 4,186,915
Interest                                                                                            1,244,935
_____________________________________________________________________________________________________________

Total income                                                                                        5,431,850
_____________________________________________________________________________________________________________

Expenses (Note 2):
Investment management and services fee                                                              3,291,730
Distribution fee                                                                                      255,168
Transfer agency fee                                                                                   635,754
Compensation of directors                                                                               6,338
Compensation of officers                                                                                2,718
Custodian fees                                                                                         48,065
Postage                                                                                                80,898
Registration fees                                                                                      27,219
Reports to shareholders                                                                                31,732
Audit fees                                                                                             11,000
Administrative                                                                                          6,261
Other                                                                                                   8,828
_____________________________________________________________________________________________________________

Total expenses                                                                                     4,405,711
_____________________________________________________________________________________________________________

Investment income -- net                                                                            1,026,139
_____________________________________________________________________________________________________________



                 Realized and unrealized gain -- net
_____________________________________________________________________________________________________________

Net realized gain on security and foreign currency transactions (Note 3)                           6,867,484
Net change in unrealized appreciation or depreciation                                             33,418,617
_____________________________________________________________________________________________________________

Net gain on investments and foreign currency                                                       40,286,101
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                                              $41,312,240
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.
/TABLE

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              Financial statements

              Statements of changes in net assets
              IDS Growth Fund, Inc.

_____________________________________________________________________________________________________________

              Operations and distributions
                                                                           Jan. 31, 1995        July 31, 1994
                                                                           Six months ended        Year ended

___________________________________________________________________________________________________________________
                                                                                (Unaudited)
Investment income -- net                                                     $    1,026,139      $  1,053,685
Net realized gain on investments and foreign currency                             6,867,484       132,940,828
Net change in unrealized appreciation or depreciation                            33,418,617       (69,264,677)
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                             41,312,240        64,729,836
_____________________________________________________________________________________________________________

Distributions to shareholders from:
   Net investment income                                                         (2,222,074)          (34,025)
   Net realized gain                                                            (83,810,550)      (94,040,848)
_____________________________________________________________________________________________________________

Total distributions                                                             (86,032,624)      (94,074,873)
_____________________________________________________________________________________________________________


               Capital share transactions
_____________________________________________________________________________________________________________

Proceeds from sales of
   5,379,234 and 5,591,678 shares (Note 2)                                       95,159,175       100,957,458
Net asset value of 5,080,714 and 5,261,628 shares
   issued in reinvestment of distributions                                       84,355,086        92,378,509
Payments for redemptions of
   3,872,255 and 7,981,768 shares                                               (68,796,343)     (144,922,563)
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions
   representing net addition of
   6,587,693 and 2,871,538 shares                                               110,717,918        48,413,404
____________________________________________________________________________________________________________

Total increase in net assets                                                     65,997,534        19,068,367



Net assets at beginning of period                                              951,623,593       932,555,226
_____________________________________________________________________________________________________________



Net assets at end of period
   (including undistributed net investment income of
   $(149,152) and $1,049,783)                                                $1,017,621,127      $951,623,593
_____________________________________________________________________________________________________________

See accompanying notes to financial statements.

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Notes to financial statements

                         IDS Growth Fund, Inc.
                         (Unaudited as to Jan. 31, 1995)

______________________________________________________________________________
1. Summary of significant accounting policies

                         The fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Significant accounting policies followed by the fund are summarized below:

  Valuation of securities

                         All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board of directors. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


                         Options transactions

                         In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                         Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

                         Futures transactions
                         In order to gain exposure to or protect itself from changes in the market, the fund may buy and sell stock index futures contracts traded on any U.S. or foreign exchange. The fund also may buy or write put and call options on these contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                         Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments(variation margin) are made or received by the fundeach day. The variation margin payments are equal to the daily changes in the contract value and arerecorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contractis closed or expires.

                         Foreign currency translations and
                         foreign currency contracts

                         Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

                         The fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

                         Federal taxes

                         Since the fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

                         Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

Dividends to shareholders

                         An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

                         Other

                         Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount is accrued daily.
______________________________________________________________________________
2. Expenses and sales charges

                         Under terms of an agreement dated Nov. 14, 1991, the fund pays American Express Financial Corporation a fee for managing its investments, recordkeeping and other specified services. The fee is a percentage of the fund's average daily net assets consisting of a group asset charge in reducing percentages from 0.46% to 0.32% annually on the combined net assets of all non-money market funds in the IDS MUTUAL FUND GROUP and an individual annual asset charge of 0.23% of average daily net assets. The fee is adjusted upward or downward by a performance incentive adjustment based on the fund's average daily net assets over a rolling 12-month period as measured against the change in the Lipper Growth Fund Index. The maximum adjustment is 0.12% of the fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $123,818 for the six months ended Jan. 31, 1995.

                         The fund also pays American Express Financial Corporation a distribution fee at an annual rate of $6 per shareholder account and a transfer agency fee at an annual rate of $15 per shareholder account. The transfer agency fee is reduced by earnings on monies pending shareholder redemptions.

                         American Express Financial Corporation will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

                         Sales charges by American Express Financial Advisors Inc. for distributing fund shares were $1,518,597 for the six months ended Jan. 31, 1995. The fund also pays custodian fees to American Express Trust Company, an affiliate of American Express Financial Corporation.

                         The fund has a retirement plan for its independent directors. Upon retirement, directors receive monthly payments equal to one-half of the retainer fee for as many months as they served as directors up to 120 months. There are no death benefits. The plan is not funded but the fund recognizes the cost of payments during the time the directors serve on the board.
                         The retirement plan expense amounted to $4,403 for the six months ended Jan. 31, 1995.
______________________________________________________________________________
3. Securities transactions

                         Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $224,401,682 and $211,726,993, respectively, for the six months ended Jan. 31, 1995. Realized gains and losses are determined on an identified cost basis.

                         Brokerage commissions paid to brokers affiliated with American Express Financial Corporation were $88,086 for the six months ended Jan. 31, 1995.

PAGE
Notes to financial statements

     IDS Growth Fund, Inc.
______________________________________________________________________________
4. Lending of portfolio securities

                         At Jan. 31, 1995, securities valued at $18,296,500 were on loan to brokers. For collateral, the fund received $14,991,000 in cash and U.S. government securities valued at $3,773,711. Income from securities lending amounted to $195,287 for the six months ended Jan. 31, 1995. The risks to the fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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
5. Financial highlights
                           The table below shows certain important financial information for evaluating the fund's results.

                           IDS Growth Fund, Inc.

                           Fiscal period ended July 31,
                           Per share income and capital changes*

                           1995**     1994     1993     1992     1991     1990
Net asset value,           $17.39      $17.99   $18.57$17.62   $24.05   $23.24
beginning of period
                           Income from investment operations:

Net investment income         .02      .02       --      .08      .19      .34

Net gains                     .74     1.24     2.40     2.66      .69     2.89
(both realized
and unrealized)

Total from investment         .76     1.26     2.40     2.74      .88     3.23
operations
                           Less distributions:

Dividends from net           (.04)      --       --     (.18)    (.33)    (.27)
investment income
Distributions from          (1.51)      (1.86)(2.98)   (1.61)   (6.98)   (2.15)
realized gains

Total distributions         (1.55)      (1.86)(2.98)   (1.79)   (7.31)   (2.42)

Net asset value,           $16.60   $17.39   $17.99   $18.57   $17.62   $24.05
end of period
                           Ratios/supplemental data
                           1995**     1994     1993     1992     1991     1990
Net assets, end of period
(in millions)             $1,018      $952     $933     $863     $780     $756

Ratio of expenses to   .87%***         .83%     .87%     .88%     .87%     .73%
average daily net assets

Ratio of net income to  .20%***        .11%     --%      .41%    1.36%    1.40%
average daily net assets

Portfolio turnover rate    22%         56%      44%      83%      75%      49%
(excluding short-term
securities)

Total return                 4.4%++   7.0%    13.0%    15.1%    12.4%    15.3%

                            *For a share outstanding throughout the period. Rounded to the nearest cent.
                           **Six months ended Jan. 31, 1995 (Unaudited).
                          ***Adjusted to an annual basis.
                            +Total return does not reflect payment of a sales charge.
                           ++For the fiscal period ended Jan. 31, 1995, the annualized total return is 8.8%.

PAGE

                         Investments in securities

                         IDS Growth Fund, Inc.

                         Jan. 31, 1995 (Uuaudited)                                       (Percentages represents value of
                                                                                       investments compared to net assets)
____________________________________________________________________________________________________________________________

Common stocks (96.1%)
____________________________________________________________________________________________________________________________

Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
Airlines (1.6%)
KLM Royal Dutch Air                                                                     300,000 (b)              $  8,062,500
Northwest Airlines                                                                      440,000 (b)                 8,085,000
                                                                                                                 ____________
Total                                                                                                              16,147,500
_____________________________________________________________________________________________________________________________
Automotive & related (0.4%)
Gentex                                                                                  200,000 (b)                4,450,000
_____________________________________________________________________________________________________________________________
Banks and savings & loans (1.8%)
First Chicago                                                                           400,000                   18,800,000
_____________________________________________________________________________________________________________________________
Beverages & tobacco (3.1%)
Coca-Cola                                                                               600,000                   31,500,000
_____________________________________________________________________________________________________________________________
Building materials (1.8%)
Clayton Homes                                                                           750,000                    11,062,500
Tyco Intl                                                                               150,000                     7,256,250
                                                                                                                 ____________
Total                                                                                                              18,318,750
_____________________________________________________________________________________________________________________________
Communications equipment (14.4%)
AirTouch Communications                                                                 600,000 (b)                16,500,000
Andrew                                                                                  400,000 (b)                21,200,000
Cisco Systems                                                                           400,000 (b)                13,350,000
Ericsson (LM) Tel Cl B ADR                                                              400,000 (c)                21,550,000
Intl Family Entertainment Cl B                                                          196,800 (b)                 2,681,400
MFS Communications                                                                      150,000 (b)                 5,700,000
Motorola                                                                                400,000                    23,650,000
Scientific-Atlanta                                                                      600,000                    12,075,000
Tellabs                                                                                 600,000 (b)                29,850,000
                                                                                                                 ____________
Total                                                                                                             146,556,400
_____________________________________________________________________________________________________________________________

See accompanying notes to investments in securities.

Computers & office equipment (11.3%)
Amer Power Conversion                                                                   300,000 (b)                 4,687,500
Compaq Computer                                                                         600,000 (b)                21,450,000
Danka Business Systems ADR                                                              942,000 (c)                22,254,750
Microsoft                                                                               450,000 (b)                26,718,750
Oracle Systems                                                                          600,000 (b)                25,575,000
Solectron                                                                               600,000 (b)                14,325,000
                                                                                                                 ____________
Total                                                                                                             115,011,000
______________________________________________________________________________________________________________________________
Electronics (5.5%)
Applied Materials                                                                       200,000 (b)                 7,700,000
Harman Intl                                                                             300,000                    10,950,000
Intel                                                                                   100,000                     6,937,500
Maxim Integrated Products                                                               600,000 (b)                17,400,000
Vishay Intertechnology                                                                  251,565 (b)                12,515,359
                                                                                                                 ____________
Total                                                                                                              55,502,859
_____________________________________________________________________________________________________________________________
Energy (2.9%)
Renaissance Energy                                                                      100,000 (b,c)               1,764,870
Royal Dutch Petroleum                                                                   250,000                    27,968,750
                                                                                                                 ____________
Total                                                                                                              29,733,620
_____________________________________________________________________________________________________________________________
Energy equipment & services (2.7%)
Fluor                                                                                   250,000                    11,562,500
Schlumberger                                                                            300,000 (c)                15,825,000
                                                                                                                 ____________
Total                                                                                                              27,387,500
_____________________________________________________________________________________________________________________________
Financial services (4.6%)
First Financial Management                                                              400,000                    24,700,000
Merrill Lynch                                                                           600,000                    21,975,000
                                                                                                                 ____________
Total                                                                                                              46,675,000
_____________________________________________________________________________________________________________________________

Health care (13.4%)
Boston Scientific                                                                       990,500 (b,d)              18,324,250
HEALTHSOUTH Rehab                                                                       800,000 (b)                30,400,000
Johnson & Johnson                                                                       200,000                    11,625,000
Medtronics                                                                              250,000                    14,843,750
Pfizer                                                                                  250,000                    20,437,500
Stryker                                                                                 400,000                    16,100,000
United Healthcare                                                                       500,000                    24,250,000
                                                                                                                 ____________
Total                                                                                                             135,980,500
_____________________________________________________________________________________________________________________________
Industrial equipment & services (4.4%)
Caterpiller                                                                             300,000                    15,450,000
Deere                                                                                   250,000                    17,812,500
WMX Technologies                                                                        400,000 (b)                11,350,000
                                                                                                                 ____________
Total                                                                                                              44,612,500
_____________________________________________________________________________________________________________________________
Insurance (2.3%)
SunAmerica                                                                              300,000                    11,850,000
Travelers                                                                               300,000                    11,062,500
                                                                                                                 ____________
Total                                                                                                              22,912,500
_____________________________________________________________________________________________________________________________
Leisure time & entertainment (2.5%)
Walt Disney                                                                             500,000                   25,437,500
_____________________________________________________________________________________________________________________________
Media (2.6%)
Comcast                                                                                 600,000                     8,775,000
Tele-Communications                                                                     500,000 (b)                10,625,000
Thomas Nelson                                                                           300,000                     6,975,000
                                                                                                                 ____________
Total                                                                                                              26,375,000
_____________________________________________________________________________________________________________________________
Metals (3.7%)
Birmingham Steel                                                                        599,100                    12,356,437
Commercial Metals                                                                       100,000                     2,487,500
Nucor                                                                                   450,000                    22,950,000
                                                                                                                 ____________
Total                                                                                                              37,793,937
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (3.7%)
Alco Standard                                                                           300,000                    19,275,000
Manpower                                                                                200,000                     5,100,000
Olsten                                                                                  400,000                    13,250,000
                                                                                                                 ____________
Total                                                                                                              37,625,000
_____________________________________________________________________________________________________________________________
Restaurants & lodging (0.6%)
Marriott Intl                                                                           200,000                    6,050,000
_____________________________________________________________________________________________________________________________
Retail (11.3%)
Best Buy                                                                                200,000 (b)                 6,200,000
Duracell Intl                                                                           400,000                    16,300,000
Gillette                                                                                300,000                    23,062,500
Home Depot                                                                              600,000                    28,050,000
Nordstrom                                                                               300,000                    12,150,000
Office Depot                                                                            600,000 (b)                15,600,000
St. John Knits                                                                          200,000 (b)                 6,325,000
Wal-Mart Stores                                                                         300,000                     6,900,000
                                                                                                                 ____________
Total                                                                                                             114,587,500
_____________________________________________________________________________________________________________________________
Utilities - telephone (1.5%)
Century Telephone                                                                       500,000                   15,750,000
_____________________________________________________________________________________________________________________________
Total common stocks
(Cost: $731,136,363)                                                                                             $977,207,066
_____________________________________________________________________________________________________________________________

PAGE

Short-term securities (6.6%)
_____________________________________________________________________________________________________________________________
Issuer                                                     Annualized                  Amount                        Value(a)
                                                            yield on                  payable
                                                             date of                     at
                                                            purchase                  maturity
_____________________________________________________________________________________________________________________________
U.S. government agency (0.5%)
Federal Home Loan
Mtge Corp Disc Note
02-09-95                                                       5.65%                 $5,400,000                  $ 5,393,256
_____________________________________________________________________________________________________________________________
Commercial paper (5.5%)
Amer General
02-15-95                                                       5.66                     900,000                       898,030
Aon
02-24-95                                                       5.85                     500,000                       498,141
AT&T
02-09-95                                                       6.11                   6,000,000                     5,991,933
AT&T Capital
02-23-95                                                       5.88                   3,900,000                     3,886,058
Barclays US
02-14-95                                                       5.76                   5,000,000                     4,989,654
Bayshore Fuel
02-16-95                                                       5.68                   2,771,000                     2,764,477
Cargill
03-06-95                                                       6.06                   2,300,000                     2,287,139
Consolidated Rail
02-21-95                                                       5.68                   3,700,000 (e)                 3,688,386
Fleet Funding
02-07-95                                                       5.73                   5,000,000 (e)                 4,995,250
Lincoln Natl
02-13-95                                                       5.68                   3,200,000 (e)                 3,193,973
Penny (JC) Funding
02-10-95                                                       5.66                   6,500,000                     6,490,851
Pitney Bowes
02-17-95                                                       5.66                   1,600,000                     1,595,996
St. Paul Companies
02-15-95                                                       5.68                   5,100,000 (e)                 5,088,794
Southern California Gas
02-08-95                                                       5.78                   2,000,000 (e)                 1,997,764
USAA Capital
03-08-95                                                       5.79                   7,300,000                     7,259,191
                                                                                                                _____________
Total                                                                                                              55,625,637
_____________________________________________________________________________________________________________________________

Letter of credit (0.6%)
Bank of America-
AES Barbers Point
02-17-95                                                       5.82                   6,000,000                    5,984,533
_____________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $67,003,638)                                                                                            $   67,003,426
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $798,140,001)(f)                                                                                        $1,044,210,492
_____________________________________________________________________________________________________________________________



Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Presently non-income producing.
(c) Foreign security values are stated in U.S. dollars. Foreign securities represent 6.0% of the fund's net assets as of
    Jan. 31, 1995
(d) Security is partially or fully on loan. See Note 4 to the financial statements.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under
    Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under the guidelines established by the board of directors.
(f) At Jan. 31, 1995, the cost of securities for federal income tax purposes was approximately $798,140,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

    Unrealized appreciation                                                        $267,326,000
    Unrealized depreciation                                                         (21,256,000)
  ______________________________________________________________________________________________
    Net unrealized appreciation                                                    $246,070,000
  ______________________________________________________________________________________________

PAGE
Directors and officers

Directors and officers of the fund
_____________________________________________________________________
President and interested director

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.
_____________________________________________________________________
Independent directors

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for
Public Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Donald M. Kendall
Former chairman and chief executive officer, PepsiCo, Inc.

Melvin R. Laird
Senior counsellor for national and international affairs, The Reader's Digest Association, Inc.

Lewis W. Lehr
Former chairman and chief executive officer, Minnesota Mining and Manufacturing Company (3M).

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board and chief executive officer, The Valspar Corporation.
_____________________________________________________________________
Interested directors who are officers and/or employees of American
Express Financial Corporation.

William H. Dudley
Exective vice president, American Express Financial Corporation.

David R. Hubers
President and chief executive officer, American Express Fianacial
Corporation.

John R. Thomas
Senior vice president, American Express Financial Corporation.
_____________________________________________________________________
Other officer

Leslie L. Ogg
Vice president of all funds in the IDS MUTUAL FUND GROUP and general counsel and treasurer of the publicly offered funds.
PAGE
IDS mutual funds

Cash equivalent investments

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund
Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Income investments

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income.
Secondary objective is capital growth. Risk varies by bond quality.

IDS Global Bond Fund

Invests primarily in debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

IDS Extra Income Fund

Invests mainly in long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) cornucopia
PAGE
IDS Bond Fund
Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

IDS Selective Fund

Invests in high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests primarily in securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) federal building

Tax-exempt income investments

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax. Risk varies by bond quality.

IDS High Yield Tax-Exempt Fund

Invests primarily in medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed
PAGE
IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the fund but does not guarantee the market value of the fund's shares.

(icon of) shield with eagle head

Growth and income investments

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest. Moderate risk.

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Managed Retirement Fund

Invests in a combination of common stocks, fixed-income investments and money market securities to seek a maximum total return through a combination of growth of capital and current income.

(icon of) bird in a nest

PAGE
IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three apple trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Stock Fund

Invests in common stocks of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) electrical cord

IDS Diversified Equity Income Fund

Invests primarily in high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) four puzzle pieces

IDS Mutual

Invests in a balance between common stocks and senior securities
(preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice
PAGE
Growth investments

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

IDS Discovery Fund
Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Strategy Aggressive Fund
Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Growth Fund
Invests primarily in companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) flower

IDS Global Growth Fund
Invests in stocks of companies throughout the world that are positioned to meet market needs in a changing world economy.
These companies offer above-average potential for long-term growth.

(icon of) world

IDS New Dimensions Fund
Invests primarily in companies with significant growth potential due to superiority in technology, marketing or management. The fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund
Invests primarily in undervalued common stocks. The fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

PAGE

Specialty growth investment

This fund aggressively seeks capital growth as a hedge against inflation.

IDS Precious Metals Fund
Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. This is the most aggressive and most speculative
IDS mutual fund.

(icon of) cart of precious gems

For more complete information about any of these funds, including charges and expenses, you can obtain a prospectus by contacting your financial planner or writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534. Read it carefully before you invest or send money.

PAGE
Quick telephone reference

American Express Telephone Transaction Service

Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:
800-437-3133

Mpls./St. Paul area:
671-3800

American Express Shareholder Service

Fund performance, objectives and account inquiries

612-671-3733

TTY Service

For the hearing impaired

800-846-4852

American Express Infoline

Automated account information (TouchTone phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota:
800-272-4445

Mpls./St. Paul area:
671-1630

AMERICAN EXPRESS FINANCIAL ADVISORS

IDS Growth Fund
IDS Tower 10
Minneapolis, MN 55440-0010